J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Real Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 3, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information

dated March 1, 2018, as supplemented

Effective immediately, Deepa Majmudar will no longer serve as a portfolio manager for the JPMorgan Tax Aware Real Return Fund (the “Fund”). The portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Taormina	2005	Managing Director
David Rooney	2015	Executive Director

In addition, the section of each Prospectus titled “The Funds’ Management and Administration — The Portfolio Managers — Tax Aware Real Return Fund” is hereby deleted in its entirety and replaced by the following:

Tax Aware Real Return Fund

The portfolio management team is led by Richard Taormina and David Rooney. Mr. Taormina, Managing Director, is a portfolio manager in the Global Fixed Income, Currency & Commodities (GFICC) group. An employee since 1997 and a portfolio manager of the Fund since its inception, Mr. Taormina is responsible for managing municipal and tax-aware mutual funds, high net worth and institutional fixed income accounts, and quantitative analysis. Mr. Rooney, Executive Director and CFA charterholder, is a portfolio manager in the GFICC group. An employee since 2012 and portfolio manager of the Fund since 2015, Mr. Rooney is responsible for managing fixed income and derivative assets, with an emphasis on inflation-linked products. Prior to joining the firm, Mr. Rooney was with BNY Mellon Asset Management and the Bank of New York, most recently as a portfolio manager and trader focused on securitized products.

In addition, all references to Ms. Majmudar will be removed from the Statement of Additional Information effective immediately.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-TARR-PM-818